Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of e.l.f. Beauty, Inc. (the “Company”) on Form 10-Q for the quarterly period ended December 31, 2022, as filed with the Securities and Exchange Commission (the “Report”), Tarang P. Amin, Chief Executive Officer of the Company, and Mandy Fields, Chief Financial Officer of the Company, do each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
•The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 2, 2023

/s/ Tarang P. Amin
Tarang P. Amin
Chief Executive Officer (Principal Executive Officer)

/s/ Mandy Fields
Mandy Fields Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)